                                                            EXHIBIT 10.(i)(I)(4)

                           CONFIRMATION OF NEW BANK
                           ------------------------
                                 Section 2.6(c)

          Reference is made to the Short Term Credit Agreement, dated as of September 15, 1994 (herein, as heretofore amended, modified or supplemented, called the "Credit Agreement"), among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), and the Banks and Agents parties thereto. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          1. As of October 24, 1996 (the "Increase Commitment Date"), pursuant and subject to the provisions of Section 2.6(c) of the Credit Agreement, The
                                 --------------
Industrial Bank of Japan, Limited, Chicago Branch (the "New Bank") hereby becomes a party to and a Bank under the Credit Agreement with a Commitment equal to $20,050,000.

          2.  The New Bank acknowledges and agrees that:

          a. neither any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto,

          b. neither any Agent nor any other Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition or creditworthiness of the Company or the performance or observance by the Company of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto,

          c. the New Bank (i) has made and will continue to make such inquiries and has taken and will continue to take such care on its own behalf as would have been the case had it made Loans directly to the Company without the intervention of any Agent or any other Person, and (ii) has made and will continue to make its own credit analysis and decisions relating to the Credit Agreement independently and without reliance upon any Agent or any other Person, and based on such documents and information as it has deemed appropriate.

          3. If the New Bank is a Non-United States Person, it hereby agrees to deliver to the Applicable Agent a written representation and warranty substantially similar to that contained in Section 8.4(b) of the Credit
                                           --------------
Agreement.

          This Confirmation shall be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of laws principles.

                              The Industrial Bank of Japan, Ltd.
                              Chicago Branch


                              By: /s/ Hiroki Yamada
                                 ---------------------------
                                    Name: Hiroki Yamada
                                         -------------------


                              Copies of all notices, etc,
                              should be sent to:



                              Attention: Tim Avendt
                                        --------------------
                              Telephone: (312) 855-8499
                                        --------------------
                              Telecopy:  (312) 855-8200
                                        --------------------
                              Telex:     285381 (IBJ CGO)
                                        --------------------

                              Base Rate Loan Funding Office:

                               The Industrial Bank of Japan, Ltd.
                              -----------------------------------
                               227 West Monroe Street
                              -----------------------------------
                               Suite 2600
                              -----------------------------------
                               Chicago, IL 60606
                              -----------------------------------

                              Eurodollar Loan Funding Office:

                               The Industrial Bank of Japan, Ltd.
                              -----------------------------------
                               227 West Monroe Street
                              -----------------------------------
                               Suite 2600
                              -----------------------------------
                               Chicago, IL 60606
                              -----------------------------------


Accepted this 23rd day
of October, 1996.

The Bank of Nova Scotia, as Applicable Agent

By: /s/ A.S. Norsworthy
   ------------------------
     Name: A.S. Norsworthy
          -----------------

                                  October 24, 1996


To: Montgomery Ward & Co., Incorporated
and each of the Banks and Agents party to the Short Term Credit Agreement dated as of
September 15, 1994 (the "Credit Agreement") among Montgomery Ward & Co., Incorporated and the various Banks and Agents named therein



          Re: Montgomery Ward & Co., Incorporated
              -----------------------------------


     This letter is to serve as notice that effective as of today, pursuant to
Section 2.6(c) of the above noted Credit Agreement, the Industrial Bank of Japan, Limited, Chicago Branch is a "New Bank" under the Credit Agreement with a Commitment of $20,050,000. Accordingly, as reflected on the attached revised
Schedule I to the Credit Agreement, the Combined Commitment has been increased from $435,650,000 to $455,700,000.



                                  Sincerely,

                                  The Bank of Nova Scotia,
                                  as Administrative Agent

                                  /s/ A.S. Norsworthy
                                  -------------------
                                  By: A.S. Norsworthy

                                   SCHEDULE I

                    BANKS, COMMITMENTS AND TERMINATION DATES
                    ----------------------------------------
                       (Sections 1.1, 2.6, 2.7 and 15.4)


                                                                TERMINATION
BANK NAME                                     COMMITMENT            DATE
---------                                     ----------         ----------
The Bank of New York                         $ 60,000,000     August 29, 1997
The Bank of Nova Scotia                        60,000,000     August 29, 1997
NationsBank, N.A.                              39,800,000     August 29, 1997
The First National Bank of Chicago             33,000,000     August 29, 1997
Bank of America Illinois/1/                    24,750,000     August 29, 1997
The Industrial Bank of Japan, Limited,         20,050,000     August 29, 1997
 Chicago Branch
CIBC Inc.                                      19,800,000     August 29, 1997
The Northern Trust Company                     18,250,000     August 29, 1997
The Long-Term Credit Bank of Japan, Ltd.       18,150,000     August 29, 1997
The First National Bank of Boston              16,600,000     August 29, 1997
Credit Lyonnais Chicago Branch                 16,500,000     August 29, 1997
Union Bank of Switzerland,                     14,950,000     August 29, 1997
New York Branch
ABN AMRO Bank N.V.                             13,200,000     August 29, 1997
Banca Commerciale Italiana, Chicago             9,900,000     August 29, 1997
 Branch
The Dai-Ichi Kangyo Bank, Ltd., Chicago         9,900,000     August 29, 1997
 Branch
The Bank of Tokyo Mitsubishi, Ltd.,             9,900,000     August 29, 1997
 Chicago Branch
Bank of America National Trust and              8,250,000     August 29, 1997
 Savings Association/*/
The Sakura Bank, Ltd.                           8,250,000     August 29, 1997

------------------------

/1/To be considered as a single Bank for purposes of the Step-up Fee.



                                                                TERMINATION
BANK NAME                                     COMMITMENT            DATE
---------                                     ----------         ----------
Swiss Bank Corporation                          8,250,000     August 29, 1997
Union Bank of California, N.A.                  8,250,000     August 29, 1997
First Bank National Association                 6,600,000     August 29, 1997
PNC Bank, National Association                  6,600,000     August 29, 1997
The Yasuda Trust and Banking Co., Ltd.          6,600,000     August 29, 1997
The First National Bank of Maryland             4,950,000     August 29, 1997
Istituto Bancario San Paolo di Torino,          4,950,000     August 29, 1997
 S.P.A.
Wells Fargo Bank, N.A.                          4,950,000     August 29, 1997
Comerica Bank                                   3,300,000     August 29, 1997
                                             ------------
                                             $455,700,000